--------------------------------------------------------------------------------

MITCHELL HUTCHINS SERIES TRUST

    BALANCED PORTFOLIO

The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

PROSPECTUS
May 1, 2001
---------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

                                    CONTENTS

                                     THE FUND
----------------------------------------------------------------------------------

What every investor             3  Investment Objective, Strategies and Risks
should know about the fund
                                4  Performance

                                5  More About Risks and Investment Strategies

                              INVESTING IN THE FUND
----------------------------------------------------------------------------------

Information for managing        6  Purchases, Redemptions and Exchanges
your fund account
                                6  Pricing and Valuation

                              ADDITIONAL INFORMATION
----------------------------------------------------------------------------------

Additional important            7  Management
information about
the fund                        8  Dividends and Taxes

                                9  Financial Highlights

Where to learn more                Back Cover
about the fund

                                The fund is not a complete or balanced
                                investment program.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

BALANCED PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

High total return with low volatility.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in common and preferred stocks, U.S. government securities, and investment grade bonds and other fixed-income senior securities of private issuers. The percentage of the fund's assets invested in each type of security at any time is determined by the judgment of the sub-adviser for the fund's investments. At all times, however, the fund keeps at least 25% of its total assets in a fixed income allocation, which may consist of a combination of bonds and cash.

The fund's manager, Brinson Advisors, Inc., has appointed Alliance Capital Management L.P. to serve as sub-adviser for the fund's investments. In deciding which equity securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time and the current price of its securities relative to their perceived worth. In deciding which fixed income securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - ASSET ALLOCATION RISK - Alliance Capital may not be successful in choosing the best allocation of the fund's assets between equity and debt securities.

 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 - INTEREST RATE RISK - The value of the fund's bond investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.

 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.

        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                 18.73%
1992                  5.18%
1993                 15.76%
1994                (9.59)%
1995                 23.27%
1996                 16.82%
1997                 24.86%
1998                 16.81%
1999                  1.82%
2000                  0.34%

 Best quarter during years shown      --     4th quarter, 1998:    14.29%
 Worst quarter during years shown     --     3rd quarter, 1998:    (8.46)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

 CLASS                                 CLASS H    CLASS I   S&P 500
 (INCEPTION DATE)                     (6/01/88)  (8/17/99)   INDEX
 ----------------                     ---------  ---------  -------
 One Year...........................      0.34%      0.04%   (9.10)%
 Five Years.........................     11.73%       N/A    18.33%
 Ten Years..........................     10.86%       N/A    17.44%
 Life of Class......................     10.07%      2.45%       *

-------------------

  * Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class H -16.57% and Class I -1.16%.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

ASSET ALLOCATION RISK. The fund's sub-adviser may not be successful in choosing the best allocation of the fund's assets between equity and debt securities. The fund is more dependent on the ability of its sub-adviser to successfully assess the relative values in each asset class than funds that do not so allocate their assets.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Interest rate risk is the primary risk for U.S. government bonds and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

Some corporate bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, if the board appoints a new sub-adviser to manage all or a portion of the fund's investments, it may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

INVESTING IN THE FUND

PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund -- not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

 - Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

 - Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Brinson Advisors (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of the fund's shares for a period of time.

PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

MANAGEMENT

INVESTMENT MANAGER AND SUB-ADVISER

Brinson Advisors, Inc. (formerly known as Mitchell Hutchins Asset Management Inc.) is the investment manager and administrator of the fund. Brinson Advisors is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On February 28, 2001, Brinson Advisors was manager, adviser or sub-adviser of 24 investment companies with 62 separate portfolios and aggregate assets of approximately $64.2 billion.

Brinson Advisors has appointed Alliance Capital Management L.P. to serve as sub-adviser to manage the fund's investments. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105, and is a leading global investment management firm with approximately $454 billion in assets under management at December 31, 2000. Alliance Capital provides investment management services for many of the largest U. S. public and private employee benefit plans, for public employee retirement funds, and for foundations, pension funds, endowments, bank, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

The fund paid advisory fees to Brinson Advisors for the most recent fiscal year at the annual contract rate of 0.75% of its average daily net assets.

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders have approved this policy and it may be implemented by the board.

PORTFOLIO MANAGERS

Frank Caruso, a senior vice president and portfolio manager at Alliance Capital, and Andrew M. Aran, a senior vice president and director of corporate bond/credit research at Alliance Capital, are primarily responsible for the day-to-day management of the fund's investments and have held their fund responsibilities since October 10, 2000.

Prior to joining Alliance Capital in 1994, Mr. Caruso was a managing director at Shearson Lehman Advisors, Shearson's $50 billion money management organization. At Shearson Lehman Advisors, he was the lead portfolio manager for Shearson's family of growth and income mutual funds. Mr. Caruso holds a B.A. from SUNY College at Oneonta. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and the Association for Investment Management and Research and has 19 years of investment experience.

Mr. Aran joined Alliance Capital in 1991 and heads the corporate bond/credit research group. He is also responsible for analyzing U.S. and international financial services firms. As research director, he has oversight responsibilities for private placements, investment grade and high yield bonds, municipal and money markets research. Research conducted by corporate analysts is used by portfolio managers in determining appropriate risk adjusted value for investments in Alliance's fixed income mutual as well as for institutional fixed income accounts. Mr. Aran has 20 years of investment experience, including fixed income credit research at PaineWebber Incorporated and heading Standard & Poor's
U. S. Financial Institutional Rating Group as senior vice president. Mr. Aran is a Chartered Financial Analyst and holds a B.A. in Economics from Rutgers University and an M.B.A. in Finance/ International Business from Fordham's Graduate School of Business.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distribute any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

 - the insurance company separate accounts that purchase and hold shares of the fund and

 -  the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisers.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Shorter periods are shown for the classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-986-0088.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                     CLASS H
                                          --------------------------------------------------------------

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2000(2)         1999        1998        1997       1996#
                                          --------------  ----------  ----------  ----------  ----------
Net asset value, beginning of period....     $ 11.75       $ 11.54     $ 11.33     $ 10.95     $ 10.70
                                             -------       -------     -------     -------     -------

Net investment income...................        0.28          0.26        0.28        0.28        0.29

Net realized and unrealized gains
  (losses) from investments and
  futures...............................       (0.25)        (0.05)       1.61        2.44        1.49
                                             -------       -------     -------     -------     -------

Net increase from investment
  operations............................        0.03          0.21        1.89        2.72        1.78
                                             -------       -------     -------     -------     -------

Dividends from net investment income....       (0.27)           --       (0.27)      (0.28)      (0.28)

Distributions from net realized gains
  from investments......................       (1.57)        (0.00)++    (1.41)      (2.06)      (1.25)
                                             -------       -------     -------     -------     -------

Total dividends and distributions.......       (1.84)        (0.00)      (1.68)      (2.34)      (1.53)
                                             -------       -------     -------     -------     -------

Net asset value, end of period..........     $  9.94       $ 11.75     $ 11.54     $ 11.33     $ 10.95
                                             =======       =======     =======     =======     =======

Total investment return(1)..............        0.34%         1.82%      16.81%      24.86%      16.82%
                                             =======       =======     =======     =======     =======

Ratios/Supplemental data:

Net assets, end of period...............     $13,941       $21,418     $28,549     $28,211     $29,224

Expenses to average net assets, before
  waiver from manager...................        1.34%         1.25%       0.97%       1.19%       1.24%

Expenses to average net assets, after
  waiver from manager...................        1.34%         1.25%       0.97%       1.19%       1.24%

Net investment income to average net
  assets, before waiver from manager....        2.12%         1.81%       2.08%       2.06%       2.29%

Net investment income to average net
  assets, after waiver from manager.....        2.12%         1.81%       2.08%       2.06%       2.29%

Portfolio turnover......................         185%          206%        177%        169%        235%

                                                                CLASS I
                                          ----------------------------------------------------
                                                                             FOR THE PERIOD
                                                     FOR THE                AUGUST 17, 1999+
                                                    YEAR ENDED                  THROUGH
                                               DECEMBER 31, 2000(2)        DECEMBER 31, 1999
                                          ------------------------------  --------------------
Net asset value, beginning of period....              $11.75                     $11.37
                                                      ------                     ------
Net investment income...................                0.25                       0.04
Net realized and unrealized gains
  (losses) from investments and
  futures...............................               (0.25)                      0.34
                                                      ------                     ------
Net increase from investment
  operations............................                0.00                       0.38
                                                      ------                     ------
Dividends from net investment income....               (0.27)                        --
Distributions from net realized gains
  from investments......................               (1.57)                     (0.00)++
                                                      ------                     ------
Total dividends and distributions.......               (1.84)                     (0.00)
                                                      ------                     ------
Net asset value, end of period..........              $ 9.91                     $11.75
                                                      ======                     ======
Total investment return(1)..............                0.04%                      3.34%
                                                      ======                     ======
Ratios/Supplemental data:
Net assets, end of period...............              $1,719                     $  596
Expenses to average net assets, before
  waiver from manager...................                1.57%                      1.82%*
Expenses to average net assets, after
  waiver from manager...................                1.54%                      1.57%*
Net investment income to average net
  assets, before waiver from manager....                1.98%                      1.14%*
Net investment income to average net
  assets, after waiver from manager.....                2.01%                      1.39%*
Portfolio turnover......................                 185%                       206%

--------------------

+    Commencement of issuance of shares.
# Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.
++ The Portfolio made a distribution of less than $0.005 during the year ended December 31, 1999.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

If you want more information about the fund, the following documents are available free upon request:

         ANNUAL/SEMI-ANNUAL REPORTS

         Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS

         The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

 - For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 - Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov

Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919

-C-2001 Brinson Advisors, Inc. All rights reserved.